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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 7, 2002


                        National Service Industries, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                                    001-03208
                                    ---------
                            (Commission File Number)

                                   58-0364900
                                   ----------
                      (IRS Employer Identification Number)

            1420 Peachtree Street, N.E., Atlanta, Georgia 30309-3002
            ---------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 853-1000


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         National Service Industries, Inc. (the "Registrant") has completed a one-for-four reverse stock split of its common stock. The reverse stock split, which was effective as of 12:01 a.m., Eastern time, on January 7, 2002, was approved by the Registrant's stockholders at the annual meeting of stockholders held on January 3, 2002. On January 3, 2002, the registrant issued a press release announcing, among other things, stockholder approval and the effective date of the reverse stock split. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

                  None.

         (b)  Pro Forma Financial Information.

                  None.

         (c)  Exhibits.

                  The following exhibit is filed herewith:


         EXHIBIT NO.                      DESCRIPTION
         -----------                      -----------

          99.1      Press Release, issued by the Registrant on January 3, 2002.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 7, 2002


                                  NATIONAL SERVICE INDUSTRIES, INC.



                                  By:      /s/ Carol Ellis Morgan
                                     -----------------------------------------
                                           Carol Ellis Morgan
                                           Senior Vice President, General
                                           Counsel, and Secretary


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